EXHIBIT 99.2

inTEST Corporation



Innovative Test & Process Solutions

Videology Imaging Solutions Acquisition

October 2021

Safe Harbor Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements do not convey historical information but relate to predicted or potential future events and financial results, such as statements of our plans, strategies and intentions, or our future performance or goals, that are based upon management's current expectations. Our forward-looking statements can often be identified by the use of forward-looking terminology such as "believes," "expects," "intends," "may," "will," "should," "plans," "projects," "forecasts," "outlook," "anticipates, "targets", "estimates" or similar terminology. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements.

Such risks and uncertainties include, but are not limited to, any mentioned in this presentation as well as our ability to realize the potential benefits of the Videology acquisition and to successfully integrate its operations; our ability to grow our presence in the life sciences, industrial and international markets; the success of our strategy to diversify our business by entering markets outside the Semi Market; the impact of the COVID-19 pandemic on our business, liquidity, financial condition and results of operations; indications of a change in the market cycles in the Semi Market or other markets we serve; changes in business conditions and general economic conditions both domestically and globally; changes in the demand for semiconductors; our ability to borrow funds or raise capital to finance potential acquisitions; changes in the rates and timing of capital expenditures by our customers; and other risk factors set forth from time to time in our Securities and Exchange Commission filings, including, but not limited to, our annual report on Form 10-K for the year ended December 31, 2020. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks to circumstances only as of the date on which it is made. We undertake no obligation to update the information in this presentation to reflect events or circumstances after the date hereof or to reflect the occurrence of anticipated or unanticipated events.

Executing our 5-Point Strategy


Global & Market Expansion
Strategic Acquisitions & Partnerships
Talent & Culture
Service & Support
Innovation & Differentiation

Acquisition of Videology Imaging Solutions

- ✓ Closed October 28, 2021
- ✓ Asset purchase for $12 million in cash
- ✓ Financed with new credit facility
- ✓ Achieves several strategic initiatives:
  - Penetrates an attractive adjacent market
  - Provides innovative technology
  - Improves position into Big Data/IoT
  - Expands Automation capabilities
  - Strengthens presence in Europe

Videology

- Designs and manufactures industrial-grade circuit board mounted digital imaging solutions and related devices, systems and software for OEM custom solutions
    - Lower volume/higher mix
- Headquartered in Greenville, RI; founded 1995
    - Founder: Carol Ethier
    - European operations: Eindhoven, NL
- Total employees: ~40
- TTM Revenue: ~$10 million



Camera assemblies
cameras and lens mounts
embedded cameras
'smart' cameras

Why Customers Choose Videology

- Ability to design a very small camera
- Willingness to meet customers design specifications
- Use of embedded solutions through Field Programmable Gate Array (FPGA) technology for image processing and control of system functions
- Ability to interface with customers software (flexibility)

Customers by Market



Traffic 14%
Industrial 14%
Security 43%
Life Sciences 29%

Market is Large and Growing



Worldwide Sales ($B)
$30
$25
$20
$15
$10
$5
$0
$22.7B
$23.2B
$23.6B
$25.1B
$26.5B
$29.6B
$29.8B
Other*
Medical/Scientific/Industrial
Auto
Surveillance
Tablets & PCs
Camera Phones
Digital Still Cameras & Video Camcorders

Estimated SAM > $5 billion
- ~17% of the global camera market

Estimated CAGR >10%

Medical/Scientific/Industrial has the largest share with Automotive & Safety the fastest growing market

Competitive Landscape

- Highly fragmented…no dominant player
- OEM Customer focus providing "sticky" relationships
- Customer's purchase decisions are based on reputation, product functionality, performance, adaptability ease of use, price and post-sales support

*Market data based on report from IC Insights

inTEST

Diverse Applications


Industrial
Traffic
Life Sciences
Geldautomat
ATMs & Banking Kiosks
Entertainment & Gaming
ID Badging
Defense and Aerospace
Pipe Inspection

Strategic Rationale

inTEST Corporation
+
VIDEOLOGY
IMAGING SOLUTIONS INC.
Original Equipment Manufacturer

- Low-cost entrance and significant growth potential in large, fragmented space: *SAM >$5B with >10% CAGR**
- Process technology that enhances automation capabilities
- Drives further Market diversification into Life Sciences and Industrial
- Expands global presence *(~40% of revenue from Europe)*
- Leverage existing infrastructure; potential technology synergies
- $0.05 per diluted share accretive in year one *(net of acquisition expenses of $0.03)*

**Market data based on report from IC Insights*